AMENDMENT NO. 3 TO REDUCING REVOLVING LOAN AGREEMENT

               This Amendment No. 3 to Reducing Revolving Loan Agreement (this "Amendment") dated as of August 30, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of May 25, 1994 among Mirage Resorts, Incorporated, a Nevada corporation ("Parent"), THE MIRAGE CASINO-HOTEL, a Nevada corporation ("Company"), Treasure Island Corp., a Nevada corporation ("TI"), Bellagio, a Nevada corporation formerly known as "Beau Rivage" and "MR Realty" ("MRR"), MH, INC., a Nevada corporation ("MHI" and collectively with Parent, Company, TI and MRR, the "Borrowers"), the Banks party thereto, Bank of America National Trust and Savings Association, Bankers Trust Company, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, Societe Generale, Credit Lyonnais Los Angeles Branch and Credit Lyonnais Cayman Island Branch, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Co-Agent, as heretofore amended (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement, and as further amended from time to time.

               Borrowers and the Administrative Co-Agent, acting with the consent of the Banks required under Section 11.2 of the Loan Agreement, agree as follows:

               1. AMENDMENT TO SECTION 2.5(a) RE: $610,000,000 LETTER OF CREDIT. Section 2.5(a) of the Loan Agreement is amended to read in full as follows:

                    "(a) Subject to the terms and conditions hereof, at any
               time and from time to time from the Closing Date through the Maturity Date, the Issuing Bank shall issue such Letters of Credit under the Commitment as Borrowers may request by a Request for Letter of Credit; provided that (i) giving effect to all such Letters of Credit, the sum of (A) the aggregate principal amount outstanding under the Notes, plus
               (B) the Aggregate Effective Amount of all outstanding Letters of Credit plus (C) the Swing Line Outstandings plus
               (D) the Commercial Paper Outstandings do not exceed the then applicable Commitment and (ii) the Aggregate Effective Amount under all outstanding Letters of Credit shall not exceed (i) $610,000,000 for the Letter of Credit referred to in Section 6.18(m), and (ii) in addition thereto,$50,000,000 for all other Letters of Credit. Each Letter of Credit shall be in a form reasonably acceptable to the Issuing Bank. Unless all the Banks otherwise consent in a writing delivered to the Administrative Co-Agent, the term of any Letter of Credit shall not exceed one (1) year (or, in the case of the Letter of Credit described in Section 6.18(m), three (3) years) or extend beyond the Maturity Date. A Request for Letter of Credit shall be irrevocable absent the consent of the Issuing Bank."

               2.   AMENDMENT TO  SECTION  6.18  -  INVESTMENT  LIMITATION.
          Section 6.18 of the Loan Agreement is hereby amended to add a new clause (m) thereto, to read in full as follows:

                                     EXHIBIT 10.2

                    "(m) Investments (including to the extent that the same
               constitute New Venture Investments) consisting of a Letter of Credit issued for the account of Borrowers in favor of the State of Connecticut (or any of its agencies or instrumentalities) in an amount not to exceed $610,000,000 in support of a bid of an Affiliate of Borrowers to be the operator of the proposed Bridgeport, Connecticut, casino, or any drawings by the beneficiary thereunder."

               3.   CONDITIONS  PRECEDENT.    The  effectiveness  of   this
          Amendment shall be conditioned upon the fulfillment of each of the following conditions precedent:

                    The Administrative Co-Agent  shall have received all of
               the following, each properly executed by a Responsible Official of each party thereto, each dated as of the date hereof:

                    (1) Counterparts of this Amendment executed by all parties hereto;

                    (2) Written consents of each of the Subsidiary Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                    (3) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

               4. REPRESENTATION AND WARRANTY. Borrowers represent and warrant to the Administrative Co-Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

               5. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF, Borrowers, the Administrative Co-Agent and the Banks have executed this Amendment as of the date first written above by their duly authorized representatives.

          MIRAGE RESORTS, INCORPORATED


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Chief Financial Officer


          THE MIRAGE CASINO-HOTEL


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Assistant Treasurer

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
          TREASURE ISLAND CORP.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          BELLAGIO (formerly, Beau Rivage and
          MR Realty)


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Assistant Treasurer


          MH, INC.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          GNLV, CORP.


          By:  DANIEL R. LEE
               __________________________________________
               Daniel R. Lee
               Treasurer


          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
           ASSOCIATION, as Administrative Co-Agent


          By:  PEGGY A. FUJIMOTO
               __________________________________________
               Peggy A. Fujimoto
               Vice President

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